                                                                   EXHIBIT 10.12

                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     Option Agreement dated August 4, 1999 between Fairchild Semiconductor International, Inc., a Delaware corporation (the "Company") and IZAK BENCUYA, a regular salaried employee of the Company or of any of its subsidiaries (the "Optionee").

     By action taken by the Board of Directors of the Company and approved by the stockholders, a Stock Option Plan (the "Plan") has been adopted. Pursuant to the Plan, the Company has granted a non-qualified stock option to the Optionee to purchase shares of its Class A Common Stock, par value $.01 per share ("Common Stock"). The Company and the Optionee desire to enter this Agreement to evidence such option.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

     A. The Company hereby evidences its grant to the Optionee of the right and option (the "Option") to purchase all or any part of an aggregate of 15,000 full shares of Common Stock at a purchase price of $18.50 per share on the terms and conditions herein set forth.

     B. The term of the Option shall be for a period of TEN YEARS AND ONE DAY from the date hereof or for such shorter period as prescribed herein. The Option shall be exercisable in installments as follows:

                                                PERCENTAGE VESTED
                                (INCLUDING THAT PORTION VESTED IN THE PRECEDING
         VESTING DATE                                 YEAR)
-----------------------------   ------------------------------------------------
1st Anniversary of Grant Date                      20% of Option shares
2nd Anniversary of Grant Date                      40% of Option shares
3rd Anniversary of Grant Date                      60% of Option shares
4th Anniversary of Grant Date                      80% of Option shares
5th Anniversary of Grant Date                     100% of Option shares

     C. This Option is subject to all the ADDITIONAL TERMS AND CONDITIONS attached hereto and by reference incorporated herein.

     IN WITNESS WHEREOF, the Optionee has hereunto set his hand, and the Company has caused this Option Agreement to be duly executed by an officer thereunto duly authorized.

                                        FAIRCHILD SEMICONDUCTOR
                                        INTERNATIONAL, INC.


/s/ Izak Bencuya                        By: /s/ Kirk Pond
-------------------------------------       ------------------------------------
IZAK BENCUYA                                Chairman, President & CEO